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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we consent to the incorporation by reference in this registration statement of our report dated February 24, 1995 included in the Annual Report on Form 10-K of Tom Brown, Inc. for the year ended December 31, 1994 and to all references to our firm included in this registration statement.





                                                         /s/ ARTHUR ANDERSEN LLP





Houston, Texas
June 9, 1995